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                                                                   EXHIBIT 10.16

                                ________________

                               AMENDMENT NO. 1 TO

                                 LEASE AGREEMENT


                                 BY AND BETWEEN

                          DESTA FIVE PARTNERSHIP, LTD.

                                  AS LANDLORD,


                                       AND


                               CIRRUS LOGIC, INC.

                                    AS TENANT
                                ________________


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                       FIRST AMENDMENT TO LEASE AGREEMENT

     This is a First Amendment to the Lease Agreement by and between Desta Five Partnership, Ltd., as Landlord, and Cirrus Logic, Inc., as Tenant, effective November 10, 2000 for space in the Terrace V Building (the "Lease").

     Since the execution of the Lease, Landlord and Tenant have agreed to make certain amendments to the Lease as follows:

     1. Base Building Design Criteria Additions. Tenant has requested certain
        ---------------------------------------
items be included in the Base Building Plans which were not included in the Base Building Design Criteria set forth on Exhibit C. Landlord has agreed to
                                      ---------
include the items (the "Base Building Design Criteria Additions") which are set forth on Exhibit C-1 in the construction of the Base Building. Landlord and
         -----------
Tenant have agreed that the additional costs to Landlord for the Base Building Design Criteria Additions is $392,543. Landlord and Tenant have agreed the $392,543 shall be paid for out of the Allowance as defined in the Tenant's Work Letter attached as Exhibit M to the Lease.
                   ---------

     2. Construction Allowance. Landlord and Tenant agree to amend Exhibit M
        ----------------------                                     ---------
Tenant's Work Letter by deleting the first sentence of Section 3.6 and substituting the following in lieu thereof:

     "Landlord will provide Tenant a construction allowance ("Allowance"): (a) first, to pay for the cost of preparing the Space Plans and the Working Drawings for the Tenant Finish Work, along with all architectural and engineering costs incurred in connection with the Tenant

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     Finish Work; (b) second to pay for the Base Building Design Criteria
     Additions; (c) third, to pay for the cost of constructing the Tenant Finish Work in accordance with the Working Drawings; (d) fourth, to pay costs for the purchase and installation of modular furniture, signage, phone and computer cabling and; (e) fifth, to pay moving costs of up to $1.50 per square foot of Rentable Area in the Leased Premises."

     3. Ratification of Lease. Excepted as amended herein, the Lease is ratified
        ---------------------
and confirmed by Landlord and Tenant.

LANDLORD:                                                 TENANT:

DESTA FIVE PARTNERSHIP, LTD.                              CIRRUS LOGIC, INC.

BY:   Desta Five Development Corp.,                       By: /s/ Craig Ensley
                                                              ------------------
      its general partner                                 Name: CRAIG ENSLEY
                                                                ----------------
                                                          Title:  VP, MARKETING
                                                                 ---------------

      By: /s/ L. Paul Latham
          ------------------
          L. Paul Latham,
          President

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                                   EXHIBIT C-1

                     BASE BUILDING DESIGN CRITERIA ADDITIONS

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            DESCRIPTION                                        COST W/FEE
----------------------------------------------------------------------------
Data Center and Associated Conduit                                  $ 66,622
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Duplicate Electrical Service                                        $   0.00
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Dropped Slab Area                                                   $ 10,034
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Piggy Back Generator                                                $ 61,242
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Patio Structures and Finishes                                       $160,482
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Garage Elevator Vestibule                                           $ 18,763
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Grease Trap and all Associated Piping                               $ 15,457
----------------------------------------------------------------------------
Concrete Encased Conduit                                            $  8,244
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Enhancement of Slab Strength                                        $ 51,700
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                TOTAL COST                                          $392,543

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